SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): November 13, 2006
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TenthGate Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51509	20-2976749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Campus Common Drive, Suite 100, Reston, VA 20191

(Address of Principal Executive Offices)(Zip Code)

(703-766-6556)
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 13, 2006, the Company issued 50,000 shares of restricted common stock to CZJS Resources, LLC of Ashburn, Virginia in consideration of a management consulting agreement entered in support of the company’s operations and logistics activities. These duties will include   consulting services for the planning and execution of business capture opportunities, the pursuit and award of financial grants, and support of operations and logistics activities with planning, development and implementation of processes, methods and practices ensuring profitable performance on business endeavors, projects and programs. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

None

(b) Exhibits

Number	Exhibit
99.1	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TENTHGATE INCORPORATED

By:	/s/Tim Novak
Tim Novak, President, CEO, CFO

November 13, 2006